RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement” or the “Reconstituted Servicing Agreement”), entered into as of July 1, 2006, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the “Seller” or “Lehman Brothers Holdings”) and WASHINGTON MUTUAL BANK (formerly known as Washington Mutual Bank, FA) (the “Servicer”), a savings association organized under the laws of the United States, and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company (“Aurora”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, solely in its capacity as Trustee under the Trust Agreement identified below (in such capacity, the “Trustee”), recites and provides as follows recites and provides as follows:

RECITALS

WHEREAS, Lehman Brothers Bank, FSB (the “Bank”) has acquired from the Servicer, Washington Mutual Bank fsb (“WAMUFSB”) and Washington Mutual Bank (“WAMUB”) certain conventional, residential, adjustable rate, first lien mortgage loans (the “Mortgage Loans”) pursuant to a Mortgage Loan Purchase and Sale Agreement among the Servicer, WAMUFSB, WAMUB and the Bank, dated as of September 1, 2003, amended as of March 1, 2006 by the Regulation AB Amendment to the Mortgage Loan Purchase and Sale Agreement (as amended, the “Purchase Agreement”) and annexed as Exhibit B hereto.

WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Exhibit C hereto (the “Serviced Mortgage Loans”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”), which in turn has conveyed the Serviced Mortgage Loans to Wells Fargo Bank, National Association (the “Trustee”), pursuant to a trust agreement, dated as of July 1, 2006 (the “Trust Agreement”), among the Trustee, Aurora, as master servicer (“Aurora,” and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the “Master Servicer”), Wells Fargo Bank, N.A., as securities administrator, (the “Securities Administrator”), and SASCO.

WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to a Servicing Agreement between the Bank and the Servicer, dated as of September 1, 2003, amended as of July 1, 2004 and as of March 1, 2006 by the Regulation AB Amendment to the Servicing Agreement (the “Regulation AB Amendment” and, collectively, the “Servicing Agreement”) and annexed as Exhibit D hereto.

WHEREAS, pursuant to an Assignment and Assumption Agreement, dated July 1, 2006 (the “Assignment and Assumption Agreement”) annexed as Exhibit E hereto, the Seller acquired from the Bank all of the Bank’s right, title and interest in and to the mortgage loans currently serviced under the Servicing Agreement and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the Servicing Agreement.

WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

WHEREAS, the Seller and the Servicer agree that the provisions of the Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the servicing of the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trust Fund (or the Trustee on behalf of the Trust Fund), and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement as described in Section 22 of Exhibit A hereunder.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1.     Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein, shall have the meanings ascribed to such terms in the Servicing Agreement or Purchase Agreement, as the case may be.

Notwithstanding the foregoing, the term “Agreement” when used in the Servicing Agreement or the Purchase Agreement shall have the meaning given to such term in the Servicing Agreement or the Purchase Agreement, as the case may be.

2.     Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Collateral Files of the Serviced Mortgage Loans for the Trustee on behalf of the Trust Fund and will maintain custody of the Collateral Files at the following address:

U.S. Bank National Association
1133 Rankin Street, Suite 100
St. Paul, Minnesota 55116
Attention:       Document Collateral Services
Telephone:     (651) 695-5867
Telecopier:     (651) 695-6102

3.     Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the applicable Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified and incorporated by reference herein, are and shall be a part of this Agreement to the same extent as if set forth herein in full. Pursuant to Section 2.17 of the Servicing Agreement, the Servicer acknowledges that a REMIC election has been or will be made with respect to the Trust, and the Servicer shall comply with the provisions of Section 2.17 of the Servicing Agreement with respect to the REMIC provisions

4.     Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 2.5 and Section 3.1 of the Servicing Agreement, the remittance on August 18, 2006 to the SARM 2006-7 Trust Fund (the “Trust Fund”) is to include principal due after July 1, 2006 (the “Trust Cut-off Date”) plus interest, at the Net Rate collected during the advancing period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in Section 3.1 of the relevant Servicing Agreement.

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5.     Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the Trust Fund created pursuant to the Trust Agreement, shall have the same rights as the Seller, as owner, under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term “Owner” as used in the Servicing Agreement in connection with any rights of the Owner shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except with respect to the Servicer’s indemnification of the Trustee and the Trust Fund, or as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement and the provisions of the Servicing Agreement to the extent unmodified or unamended herein upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article 6 of the Servicing Agreement (such Article 6 and Article 7 of the Servicing Agreement remaining unmodified except for the right to terminate with respect to the Serviced Mortgage Loans being vested in the Master Servicer pursuant to this Agreement and as expressly described in Exhibit A hereto). Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under the Servicing Agreement and the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

6.     No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations or warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the certificates (the “Certificates”) issued pursuant thereto. Notwithstanding the preceding sentence, the Servicer hereby restates and remakes to the Seller, the Owner, the Master Servicer, the Trustee and the Trust Fund each representation and warranty in Section 5.7 of the Servicing Agreement as of July 1, 2006.

7.     Waiver and Amendment. The parties hereto agree that by execution of this Agreement, the Servicer has waived or agreed to modification or amendment of, with respect to the Serviced Mortgage Loans, certain of the Servicer’s rights that it has pursuant to the provisions of the Servicing Agreement (the “Waiver”). The Waiver shall extend only to the Serviced Mortgage Loans serviced under this Agreement, and shall not constitute a waiver or modification of any of the Servicer’s rights under any other provision of the Servicing Agreement with respect to Mortgage Loans purchased pursuant to the Purchase Agreement other than the Serviced Mortgage Loans, waive any default by the Owner or impair any right of the Servicer arising under this Agreement or the Servicing Agreement, in each case except to the extent expressly so waived in this Section 7. Except as otherwise provided in this Agreement with respect to the Serviced Mortgage Loans, the Servicing Agreement shall remain in full force and effect.

Notwithstanding the foregoing and with respect to the Serviced Mortgage Loans, the Servicer shall continue to be entitled to (i) collect its servicing compensation (including, without limitation, its Servicing Fee), (ii) receive reimbursement for advances (including, without limitation, Monthly Advances and Servicing Advances), and (iii) timely receive all or any portion of the related Collateral Files in connection with its performance of servicing activities (including, without limitation, in connection with the processing of any satisfaction or release of any Serviced Mortgage Loans), in accordance with the terms and conditions of the Servicing Agreement. The Servicer shall be entitled to enforce the rights set forth in the preceding sentence against the Trust Fund as the Owner of the Serviced Mortgage Loans.

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8.     Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee on behalf of the Trust Fund shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services LLC
10350 Park Meadows Drive
Littleton, Colorado 80124
Attn:      Jerald W. Dreyer - Master Servicing
               SARM 2006-7
Tel:        720-945-3422

All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

JPMorgan Chase Bank
New York, New York
ABA#: 021-000-021
Account Name:     Aurora Loan Services LLC,
                                Master Servicing Payment Clearing Account
Account No.: 066-611059
Beneficiary: Aurora Loan Services LLC
For further credit to: SARM 2006-7

All notices required to be delivered to the Trustee on behalf of the Trust Fund hereunder shall be delivered to the Trustee at the following address:

U.S. Bank National Association
1 Federal Street, 3rd Floor
Boston, M.A. 02110
Attention:         Corporate Trust Services/SARM 2006-7
Telephone:       (617) 603-6402
Telecopier:       (617) 603-6637

All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

Lehman Brothers Holdings Inc.
745 Seventh Avenue, 6th Floor
New York, New York 10019
Attention: Leslee Gelber
Telephone: (212) 526-5861
E-mail: lgelber@lehman.com

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With a copy to:

Dechert LLP
2929 Arch Street
Philadelphia, Pennsylvania 19104
Attention: Steven J. Molitor, Esq.

All notices required to be delivered to the Servicer hereunder shall be delivered to the following address:

Washington Mutual Bank
1201 Third Avenue, WMT0511
Seattle, WA 98101
Attention: General Counsel
Telephone: (206) 461-8890
Facsimile: (206) 461-5739

Washington Mutual Bank
11200 W. Parkland Ave.
Milwaukee, WI 53224
Attention: Vice President of Investor Reporting
Telephone: (414) 359-8226
Facsimile: (414) 359-6969

9.     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

10.     Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

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Executed as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC.,
as Seller

By:
Name: Ellen Kiernan
Title: Authorized Signatory

WASHINGTON MUTUAL BANK
as Servicer

By:
Name:
Title:

Acknowledged By:

AURORA LOAN SERVICES LLC,
as Master Servicer

By:
Name: Jerald W. Dreyer
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION as Trustee and not in its individual capacity

By: Name: Title:

EXHIBIT A

Modifications to the Servicing Agreement

1.	A new definition of “Best Efforts” is hereby added to Article 1 to immediately follow the definition of “Applicable Requirements,” to read as follows:

Best Efforts: Efforts determined to be reasonably diligent by the Servicer in its reasonable discretion. Such efforts do not require the Servicer to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Servicer to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

2.	The definition of “Determination Date” in Article 1 is hereby amended and restated in its entirety, to read as follows:

Determination Date: The fifteenth (15th) day of the calendar month of the related Monthly Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

3.	A new definition of “Mortgage Loan” is hereby added to Article 1 to immediately follow the definition of “Mortgage Interest Rate,” to read as follows:

Mortgage Loan: An individual servicing retained Mortgage Loan which has been purchased from Washington Mutual Bank FA, Washington Mutual Bank fsb or Washington Mutual Bank by Lehman Brothers Bank, FSB is subject to this Agreement by being identified on the Mortgage Loan Schedule to this Agreement, which mortgage loan includes without limitation the rights to the mortgage loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

4.	A new definition of “Mortgage Loan Schedule” is hereby added to Article 1 to immediately follow the definition of “Mortgage Loan,” to read as follows:

Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans purchased from the Washington Mutual Bank, FA, Washington Mutual Bank fsb or Washington Mutual Bank by Lehman Brothers Bank, FSB, which Mortgage Loan Schedule is attached as Exhibit C to this Reconstituted Servicing Agreement.

5.	The definition of “Qualified Depository” is hereby amended and restated in its entirety to read as follows:

Qualified Depository: Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency; or (iii) the Servicer, so long as the long-term unsecured debt obligations of the Servicer are acceptable to either Rating Agency.

6.	A new definition of “Rating Agency” is hereby added to Article 1 to immediately follow the definition of “Qualified Depository,” to read as follows:

Rating Agency: Either of Moody’s or S&P, or any successor of the foregoing.

7.	Section 2.1 (Identification of Mortgage Loans; Servicer to Act as Servicer) is hereby amended by adding the following to the end of Subsection (c):

Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.

8.
Section 2.3 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words “Continuously from the related Closing Date until the principal and interest on all of the Mortgage Loans are paid in full,” with “Continuously from July 1, 2006 until the date the Mortgage Loans cease to be subject to this Agreement.”

9.	Section 2.4 (Establishment of Account; Deposits in Account) is hereby amended by:

(i)	replacing the words “for Lehman Brothers Bank, FSB, as Owner, and any successor Owner” with the words “for SARM 2006-7 Trust Fund and various Mortgagors.”; and

(ii)	adding the following after the last sentence of subsection (a):

"Further, a copy of such certification or letter agreement shall be furnished to the Master Servicer within thirty (30) days of each Closing Date."

10.
Section 2.5 (Permitted Withdrawals from the Account) is hereby amended by deleting the word “and” at the end of clause (vii), by replacing the period at the end of clause (viii) with “; and” and by adding the following new clause (ix):

(ix)	to invest funds in the Account in Permitted Investments in accordance with Section 2.4(d).

11.	Section 2.6 (Establishment of Escrow Account; Deposits in Escrow Account; Escrow Analysis) is hereby amended by:

(i)	replacing the words “for Lehman Brothers Bank, FSB, as Owner and any successor Owner, and certain Mortgagors” with “for SARM 2006-7 Trust Fund and various Mortgagors.”; and

(ii)	adding the following after the last sentence of subsection (a):

"Further, a copy of such certification or letter agreement shall be furnished to the Master Servicer within thirty (30) days of each Closing Date."

12.	Section 2.12 (Title, Management and Disposition of Real Estate Owned) is hereby amended by replacing all references to “Owner” with “Trustee” in paragraph (a).

13.	Section 3.1 (Distributions) is hereby amended as follows:

(i)	replacing the word “preceding” in the second line of 3.1(a) with the word “related;” and

(ii)	by adding the following after Section 3.1(c):

(d)	All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JPMorgan Chase Bank
New York, New York
ABA#: 021-000-021
Account Name:         Aurora Loan Services LLC,
Master Servicing Payment Clearing Account
Account No.: 066-611059
Beneficiary: Aurora Loan Services LLC
For further credit to: SARM 2006-7

14.	Section 4.4 (Statements as to Compliance) is hereby deleted in its entirety:

15.	Section 4.5 (Annual Independent Public Accountants’ Servicing Report) is hereby deleted in its entirety.

16.	Section 5.1 (Indemnification; Third Party Claims) is hereby amended by deleting Subsection (a) and replacing it with the following:

(a)     The Servicer agrees to indemnify the Trust Fund and the Trustee and hold each of them harmless against any and all third party claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement; provided, a written request for indemnity by the Master Servicer submitted directly by the Master Servicer to the Servicer shall be deemed by the Servicer to be a claim for indemnity by the Trustee or the Trust Fund pursuant to this Section 5.1(a), together with the Trust Fund’s direction to remit any amounts due hereunder to the Master Servicer, if the Master Servicer provides the Servicer with (i) reasonable evidence (x) confirming that such claim arises out of the Servicer’s failure to service the Mortgage Loans in compliance with this Agreement and (y) identifying the losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses incurred by the Master Servicer, and (ii) the agreement pursuant to which the Trust Fund has agreed to indemnify the Master Servicer and specifying the applicable provisions of such agreement; and further provided, however, the Servicer shall not be liable hereunder with respect to (i) any action or inaction in accordance with the written direction or consent of the Trustee, Trust Fund, Master Servicer or Lehman Brothers Holdings Inc. or (ii) any action or inaction resulting from the Trustee’s, Trust Fund’s, Master Servicer’s or Lehman Brothers Holdings Inc.’s failure to cause any Collateral File (or portion thereof) to be released to the Servicer pursuant to Sections 2.18 or 4.2(c) or other terms of this Agreement or (iii) any action or inaction resulting from the Trust Fund’s failure to comply with Section 5.1(b) or Section 5.6. The Servicer shall promptly notify the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, that the Servicer determines in its good faith judgment will materially affect the Trust Fund’s interest in such Mortgage Loans. The Servicer shall assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all reasonable expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such indemnified parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Servicer shall provide the Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 5.1, and the Trustee, from the assets of the Trust Fund, shall promptly reimburse the Servicer for all amounts advanced by the Servicer pursuant to this Section 5.1(a) except when the claim is in any way related to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of the Servicer.

The Trust Fund shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trust Fund to perform its duties in compliance with the terms of this Agreement.

17.	Section 6.1 (Events of Default) is hereby amended by changing all references to “Owner” with “Master Servicer” in such Section and deleting Subsection (vi) and replacing it with the following:

(vi)     the Servicer at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Servicer under this Agreement and replaced the Servicer with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or

18.	The parties hereto acknowledge that the word “Owner” in Section 6.2 (Waiver of Defaults) shall refer to the “Master Servicer with the prior consent of the Trustee.”

19.
Section 8.4 (Additional Representations and Warranties of the Servicer), as such section is amended by the Regulation AB Amendment, is hereby further amended by replacing the words “any Securitization Transaction and any party thereto identified by the related Depositor” with the words “any party identified on Exhibit F of the Reconstituted Servicing Agreement.”

20.
Section 8.5 (Information to be Provided by the Servicer), as such section is amended by the Regulation AB Amendment, is hereby further amended by replacing subsection (a)(iii) thereof in its entirety with “a description of any affiliation or relationship (of a type described in Item 1119 of Regulation AB) between the Servicer, each Third-Party Originator, each Subservicer and any of the parties listed on Exhibit F hereto.”

21.	Section 9.1 (Successor to the Servicer) is hereby amended in its entirety to read as follows:

(a)     Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 5.4, 6.1, 7.1 or 7.2 the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings Inc., the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Holdings Inc., as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities, and be compensated therefor as provided in this Agreement, during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.1 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 5.7 prior to such resignation or termination, which representations and warranties shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

(b)     Within a reasonable period of time, the Servicer shall promptly prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Collateral Files and Credit Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, on behalf of the Trust Fund and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or the Escrow Account or thereafter received with respect to the Mortgage Loans, in each case to which the Servicer is not entitled pursuant to this Agreement.

(c)     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and the Master Servicer, and the Trustee, on behalf of the Trust Fund, an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.1 or 7.1 shall not affect any claims that the Trust Fund (or the Master Servicer or the Trustee on behalf of the Trust Fund) may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.

(d)     The Servicer shall promptly deliver the funds in the Account and Escrow Account, in each case to which the Servicer is not entitled pursuant to this Agreement and all Collateral Files, Credit Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

(e)     Upon a successor’s acceptance of appointment as such, the Servicer, the Master Servicer and the Trustee shall each notify the others of such appointment, but only if and to the extent of having actual knowledge of such appointment.

(f)     Notwithstanding any termination pursuant to this Agreement, the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such termination, whether in respect of (i) unreimbursed Servicing Advances or Monthly Advances, (ii) unpaid Servicing Fees or REO Management Fees or (iii) or other servicing compensation, and shall continue to be entitled to the benefits of Section 5.3 notwithstanding any such termination, with respect to events occurring prior to such termination.

22.	A new Section 9.15 is hereby added to read as follows:

Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions; provided, however, that no third party beneficiary designation will extend indemnification rights directly to the Master Servicer. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding any other terms of this Agreement, the parties agree that the overriding intent is for the Servicer to be entitled to deal with and through the Master Servicer in virtually all circumstances. This intent is not altered by anything herein, including without limitation, the following: any third party beneficiary designation of the Trustee; any requirement that the Servicer give notice to others with respect to third party claims; any indemnification of the Servicer for following instructions of others in selected circumstances; any indemnifications running from the Servicer to others; or any provisions allowing the Servicer in any circumstance to rely on instructions from others. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the Trustee’s right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement; and upon such termination of the Trust Fund and the Trust Agreement, the Serviced Mortgage Loans shall no longer be governed by this Agreement but will be governed by terms of the relevant Servicing Agreement. The parties to this Agreement further agree that the Depositor shall have the right to enforce its rights and shall assume its obligations under the Regulation AB Amendment as if the Depositor were a signatory to the Regulation AB Amendment.

EXHIBIT B

Purchase Agreement

[INTENTIONALLY OMITTED]

EXHIBIT C

Mortgage Loan Schedule

On File at the offices of:

Dechert LLP
Cira Center
2929 Arch Street
Philadelphia, PA 19104
Attention: Steven Molitor
T-215-994-2777
F-215-994-2222

EXHIBIT D

Servicing Agreement

(See Exhibit 99.6)

EXHIBIT E

Assignment and Assumption Agreement

[INTENTIONALLY OMITTED]

EXHIBIT F

TRANSACTION PARTIES

Trustee: U.S. Bank National Association

Securities Administrator: Wells Fargo Bank, N.A.

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: N/A

PMI Insurer: N/A

Interest Rate Swap Counterparty: N/A.

Interest Rate Cap Counterparty: N/A

Servicers: Aurora Loan Services LLC, Countrywide Home Loans Servicing LP, Washington Mutual Bank and Wells Fargo Bank, N.A.

Originators: American Home Mortgage Corp., American Sterling Bank, Alliance Bancorp, Bay Capital Corporation, BSM Financial, LP, CCO Mortgage Corp., Countrywide Home Loans, Inc., GreenPoint Mortgage Funding, Inc., Family Lending Services, Inc., Impac Funding Corporation, Lehman Brothers Bank, FSB, Ohio Savings Bank, Washington Mutual Bank and Wells Fargo Bank, N.A.

Custodians: Deutsche Bank National Trust Company, LaSalle Bank National Association, Wells Fargo Bank, N.A. and U.S. Bank National Association

Seller: Lehman Brothers Holdings Inc.